UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2025

Green Brick Partners, Inc.

(Exact name of registrant as specified in its charter)

Delaware				001-33530	20-5952523
(State or other jurisdiction of incorporation)				(Commission File Number)	(IRS Employer Identification Number)
5501 Headquarters Drive	,	Ste 300W
Plano	,	TX	75024	(469)	573-6755
(Address of principal executive offices, including Zip Code)				(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report) Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	GRBK	The New York Stock Exchange
Depositary Shares (each representing a 1/1000th interest in a share of 5.75% Series A Cumulative Perpetual Preferred Stock, par value $0.01 per share)	GRBK PRA	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 17, 2025, Mr. Richard A. Costello, who has served since 2014 as the Chief Financial Officer and Principal Accounting Officer of Green Brick Partners, Inc. (the “Company”), resigned from his position effective March 17, 2025 (the “Effective Date”). The Company has appointed Jeffery Cox to serve as the Company’s Interim Chief Financial Officer and Principal Accounting Officer, effective as of the Effective Date.

Mr. Cox, 45, has served as the Company’s Senior Vice President of Finance since June 2023 and has led the efforts to launch the Company’s wholly-owned mortgage subsidiary and has overseen the operations of the Company’s wholly-owned title company, Green Brick Title. Mr. Cox has over 20 years of experience in the homebuilding industry, including serving from October 2020 to June 2023 as Regional Vice President of Finance, West Coast, for Richmond American Homes and from July 2016 to Oct 2020 as a Division Controller for Lennar. Mr. Cox holds a B.S. degree in accounting from Brigham Young University and a MS in accounting from the University of Utah - David Eccles School of Business.

There are no other arrangements or understandings between Mr. Cox and the Company or any other persons pursuant to which Mr. Cox was appointed as Interim Chief Financial Officer and Principal Accounting Officer of the Company. There are no related party transactions between the Company and Mr. Cox (or any of his immediate family members) requiring disclosure under Item 404(a) of Regulation S-K. Mr. Cox does not have any family relationships with any of the Company’s directors or executive officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREEN BRICK PARTNERS, INC.
By:	/s/ James Brickman
Name:	James Brickman
Title:	Chief Executive Officer

Date:    March 19, 2025